UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  May 11, 2005 (May 5, 2005)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

1)         This Form 8-K is to describe ordinary course named executive officer compensation actions taken by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Sequa Corporation (the "Company") as ratified and approved by the Board.

On May 4, 2005, the Committee approved the following base salaries of the Company's named executive officers (as defined in Regulation S-K item 402(a)(3)) and such action was approved by the Board on May 5, 2005 and is effective as of June 1, 2005:

            Norman E. Alexander, Executive Chairman, $1,578,200;

            Martin Weinstein, Vice Chairman and Chief Executive Officer, $800,000;

            Robert F. Ellis, Senior Vice President, Specialty Chemicals, ₤187,200*;and

            Gerard M. Dombek, Senior Vice President, Metal Coating, $327,600.

*equivalent to $353,920 at a March 31, 2005 exchange rate of 1.8906.

            2)         On May 6, 2005 the Company entered into a First Amendment (the "First Amendment") dated as of April 11, 2005 to the Amended and Restated Receivables Purchase Agreement dated as of April 30, 2004 by and among Sequa Receivables Corp., a New York corporation ("SRC"), the Company, Liberty Street Funding Corp., a Delaware corporation, Market Street Funding Corporation, a Delaware corporation, PNC Bank, National Association, and The Bank of Nova Scotia, a Canadian chartered bank.  SRC is a special purpose corporation wholly-owned by the Company.  The First Amendment broadens the total pool of eligible trade receivables in which SRC may sell an undivided percentage ownership interest by including certain foreign trade receivables. Previously, trade receivables sold by SRC were of a domestic nature.

            The foregoing description is a summary of the material provision of the First Amendment.  It does not purport to be a complete description of the First Amendment and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The Amended and Restated Receivables Purchase Agreement is filed as Exhibit 10.11 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Item 2.02.  Results of Operations and Financial Condition.

            The following information is provided pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure" and Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."  Registrant is furnishing its press release dated May 5, 2005, which reports Registrant's first quarter 2005 results as well as certain guidance for 2005.  The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.  Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.  Regulation FD Disclosure.

            See "Item 2.02.  Results of Operations and Financial Condition" above.

Item 9.01.  Financial Statements and Exhibits.

(c)        Exhibits.

                        10.1     First Amendment to Receivables Purchase Agreement dated as of April 11, 2005 by and among Sequa Receivables Corp., a New York corporation, the Company, Liberty Street Funding Corp., a Delaware corporation, Market Street Funding Corporation, a Delaware corporation, PNC Bank, National Association, and The Bank Of Nova Scotia, a Canadian chartered bank.

                        99.1     Press release of Registrant dated May 5, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By: /s/ Howard M. Leitner

                                                                              Howard M. Leitner

                                                                              Senior Vice President, Finance

Dated:  May 11, 2005